                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 April 21, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Wabash National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       1-10883                      52-1375208
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  (State or other                 (Commission                   (IRS Employer
   jurisdiction                    File No.)                 Identification No.)
 of incorporation)


           1000 Sagamore Parkway South, Lafayette, Indiana        47905
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         (Address of principal executive offices)               (Zip Code)


              Registrant's telephone number, including area code:
                                 (765) 771-5310


                               ------------------


                                 Not applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 4

Item 12. Results of Operations and Financial Condition.

     On April 21, 2004, Wabash National Corporation issued a press release relating to its first quarter 2004 results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WABASH NATIONAL CORPORATION

Date:  April 21, 2004                       By: /s/ MARK R. HOLDEN
                                                --------------------------------
                                                Mark R. Holden
                                                Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Press Release dated April 21, 2004